PROSPECTUS FOR

                        THE TIMOTHY PLAN
                          Retail Class

                         April 29, 1996
                           AS REVISED
                         March 11, 1997



                        Distributed By:
                   FPS Broker Services, Inc.
                       3200 Horizon Drive
                 King of Prussia, PA 19406-0903
                         (800) 441-6580



The Timothy Plan (the "Fund") is a low level load, open-end diversified management investment company. It was organized as a series Delaware business trust and currently offers shares of one series, which has specific investment objectives. There is no assurance that the Fund's objectives will be achieved.

The objective of the Fund is long-term capital growth and its secondary objective is current income. The Fund seeks to achieve its objectives by investing in securities issued by companies which, in the opinion of the Fund's advisor, conduct business in accordance with the stated philosophy and principles of the Fund (See "Investment Objectives and Policies").

The Fund currently offers two classes of shares: Institutional Class and Retail Class. This Prospectus pertains only to the Fund's Retail Class shares which have a front-end sales charge and are subject to annual 12b-1 Plan expenses. Shareholders, who purchase larger amounts than the initial investment requirement, may qualify for a reduced sales charge at the time of purchase. (See "How to Purchase Shares"). The Institutional Class is offered in a separate prospectus which can be obtained by calling (800) TIM-PLAN.

The shares of the Fund may be purchased or redeemed at any time. Purchases will be effected at the net asset value, plus the applicable sales charge, next determined following receipt of the investor's request. (See "Determination of Net Asset Value," "How to Purchase Shares," and "How to Redeem Shares").

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

More information about the Fund and classes of shares of the Fund has been filed with the U.S. Securities and Exchange Commission, and is contained in the "Statement of Additional Information," dated April 29, 1996, which is available at no charge upon request to the Fund. The Fund's Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                      TABLE OF CONTENTS

                                                        Page

Expenses of the Fund . . . . . . . . . . . . . . . . . . . 3

Financial Highlights . . . . . . . . . . . . . . . . . . . 4

The Fund . . . . . . . . . . . . . . . . . . . . . . . . . 5

Investment Objectives and Policies . . . . . . . . . . . . 5

Risk Factors . . . . . . . . . . . . . . . . . . . . . . . 6

Investment Restrictions. . . . . . . . . . . . . . . . . . 8

Shares of Beneficial Interest. . . . . . . . . . . . . . . 9

Management of the Fund . . . . . . . . . . . . . . . . . . 9

  Board of Trustees. . . . . . . . . . . . . . . . . . . .9
  Investment Advisor . . . . . . . . . . . . . . . . . . .9
  Investment Manager . . . . . . . . . . . . . . . . . . .10
  Historical Performance of the Investment Manager . . . .11
  Underwriter. . . . . . . . . . . . . . . . . . . . . . .12
  Plan of Distribution . . . . . . . . . . . . . . . . . .12
  Administrator. . . . . . . . . . . . . . . . . . . . . .13
  Custodian, Transfer Agent and Fund Accounting/Pricing Agent.13
  Expenses . . . . . . . . . . . . . . . . . . . . . . . .13

Dividends, Distributions and Taxes . . . . . . . . . . . .13

Determination of Net Asset Value . . . . . . . . . . . . .15

How to Purchase Shares . . . . . . . . . . . . . . . . . .15

How to Redeem Shares . . . . . . . . . . . . . . . . . . .18

Retirement Plans . . . . . . . . . . . . . . . . . . . . .20

Performance. . . . . . . . . . . . . . . . . . . . . . . .20

Investment Application . . . . . . . . . . . . . . . . . .22

Automatic Investment Plan Application. . . . . . . . . . .24

Application to Request to Transfer to The Timothy Plan . .26

This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

                     EXPENSES OF THE FUND

The following table illustrates all estimated expenses and fees that a shareholder of the Fund's Retail Class will incur.

               Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)
                                                        1.75%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price). . . . . . . . . . . . . . . . . . . . .none
Redemption Fees. . . . . . . . . . . . . . . . . . . .none 1

        Annual Operating Expenses of the Retail Class*
           (as a percentage of average net assets)

Management and Advisory Expenses After Expense Reimbursements   0.00%
12b-1 Fees . . . . . . . . . . . . . . . . . . . . .            0.85% 2
Other Expenses After Expense Reimbursements. . . . . . . . . . .1.35%
Total Operating Costs After Expense Reimbursements . . . . . . .2.20%

The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Retail Class will bear directly or indirectly. The Fund's Retail Class had not commenced operations until August 25, 1995, therefore, for the purpose of the table above, "Other Expenses" is based on estimated amounts for the current fiscal year. The Advisor has voluntarily agreed to waive its fees, so that the Retail Class' total annual operating expenses will never exceed 2.20% of the daily average net assets. Further, the Advisor has agreed to reimburse the Retail Class for its other expenses so that the Retail Class' total annual expenses will never exceed 2.20%. Absent the fee waiver and expense reimbursements, "Management and Advisory Expenses After Expense Reimbursements" would have been 0.85% and "Other Expenses After Expense Reimbursements" would have been estimated at 5.59% for the fiscal year ended December 31, 1995.

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

       1 year         3 years        5 years             10 years
       $39             $85             $133                $266

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

The Fund issues two classes of shares that invest in the same portfolio of securities. Shareholders of Retail Class shares are subject to a sales charge and each class is subject to a different 12b-1 Plan, therefore, expenses and performance figures will vary between the classes. The information set forth in the foregoing tables and example relates only to the Retail Class shares. The rules of the U.S. Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for a reduced sales charge. See "How to Purchase Shares." Further information about Institutional Class shares may be obtained by calling (800) TIM-PLAN.


1 United Missouri Bank KC NA charges $9.00 per redemption for redemptions payable by wire.

2 For purposes of this table, "12b-1 Fees" are comprised of an asset-based
  12b-1 fee up to a maximum of 0.85% of average daily net assets, of which, up to 0.25% may be service fees to be paid to FPS Broker Services, Inc., dealers and others, for providing personal service and/or maintaining shareholder accounts. Long-term holders of Retail Class shares may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

* The table reflects the expenses the Fund's Retail Class incurred during the fiscal year ended 12/ 31/95.

                      FINANCIAL HIGHLIGHTS

The following financial highlights for the fiscal period ended December 31, 1995 were derived from the Fund's Retail Class financial statements dated December 31, 1995, which were audited by Tait, Weller & Baker, independent auditors, whose unqualified report thereon is incorporated by reference into the Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by shareholders without charge and is incorporated by reference into this Prospectus. The table sets forth financial data for a share of capital stock outstanding throughout the period presented.

                                          For the
                                          Period Ended
                                     December 31, 1995        *



Net Asset Value, Beginning of Period.. . .. . .. . .           $10.49

Income From Investment Operations

 Net investment income. . .. . .. . .. . .. . .. . .             0.11
 Net gains (losses) on securities (both
  realized and unrealized).. . .. . .. . .. . .. . .            (0.16)
    Total from investment operations.. . .. . .. . .            (0.05)

Less Distributions

 Distributions from net investment income.. . .. . .            (0.11)
 Distributions from net capital gains. . .. . .. . ..           (0.25)
    Total distributions . .. . .. . .. . .. . .. . .            (0.36)

Net Asset Value, End of Period .. . .. . .. . .. . .           $10.08
 .
Total Return     . . .. . .. . .. . .. . .. . .. .             (0.46%) 1

Ratios/Supplemental Data

 Net assets, end of period (in 000's). . .. . .. . . .. . .    $  620
 Ratio of expenses to average net assets:
     Before expense reimbursement . .. . .. . .. .               6.44% 2
     After expense reimbursement. . .. . .. . .. .  . . . .      2.20% 2
Ratio of net investment income to average net assets
     Before expense reimbursement . .. . .. . .. .              (3.56)% 2
     After  expense reimbursement . .. . .. . .. .                0.68% 2
 Portfolio turnover rate. .. . .. . .. . .. . .. .               34.12%

*  The Retail Class shares Fund commenced investment operations on August 25,
1995.
1  Total return calculation does not reflect sales load.

2  Annualized.

                            THE FUND

The Timothy Plan (the "Fund") is a low level load, open-end, diversified management investment company commonly known as a mutual fund. The Fund was established as a series Delaware business trust on December 16, 1993. The Fund currently offers one series with two classes of shares: Institutional Class and Retail Class. This Prospectus pertains only to Retail Class shares.

               INVESTMENT OBJECTIVES AND POLICIES

Set forth below are the investment objectives and policies of the Fund. The investment objectives of the Fund are a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its objectives.

The Fund's objective is long-term capital growth, with a secondary objective of current income. The Fund shall seek to achieve its objectives while abiding by ethical standards established for investments by the Fund. Those standards preclude the investment in securities of companies involved in the businesses of alcohol production, tobacco production, or casino gambling, or which are directly or indirectly involved in pornography or abortion. The securities in which the Fund shall be precluded from investing, by virtue of the Fund's ethical standards, are referred to as the "Excluded Securities."

The Fund will invest most of its assets in common stocks and American Depository Receipts ("ADRs"), although it may also invest in other types of securities including securities convertible into common stocks and common stock equivalents (including rights and warrants), preferred stocks, short-term U.S. Government securities, and/or other high-quality, short-term debt securities (commercial paper, repurchase agreements, bankers' acceptances, certificates of deposit and other fixed income securities (non-convertible and convertible bonds, debentures and notes issued by U.S. corporations and certain bank obligations and participations). High-quality debt securities are those that are rated Aa or better by Moody's, or AA or better by Standard & Poor's, or that are of comparable quality. See "Risk Factors" herein, and the Statement of Additional Information for information relating to these securities. While it is the Fund's policy to seek long-term investments, changes will be made whenever management believes that such changes will strengthen the Fund's investments and realization of its objectives. The Fund will pursue its objectives by investing a major portion of its assets in securities of companies which offer prospects for growth of capital in accordance with the portfolio investment techniques described below.

The Fund seeks to achieve its investment objectives by investing primarily in common stocks and ADRs, while foregoing investments in the Excluded Securities. Awad & Associates (the "Investment Manager"), a division of Raymond James & Associates, Inc., as sub-investment advisor to Timothy Partners, Ltd. (the "Advisor"), will select the investments for the Fund, but will not invest in securities which the Advisor will determine are Excluded Securities. The Advisor has instructed the Investment Manager to avoid investment in any company directly involved in the business of alcohol production, tobacco production, or casino gambling. In addition, the Advisor will compile and maintain a list of companies that it determines, by using information collected by and published by three Christian ministries, participate directly or indirectly in either pornography or abortion. The Advisor will use its best judgement in determining which companies, through their corporate practices in either of these two areas, need to be placed on the Excluded Securities list. The Advisor also reserves the right to exercise its best judgement to exclude investment in other companies whose corporate practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic traditional Judeo Christian values.

The three Christian ministries that publish information that the Advisor will utilize in identifying companies directly or indirectly involved in pornography or abortion are as follows: (1) The American Family Association (to identify companies engaged in pornography); (2) Pro Vita Advisors (to identify companies that directly and indirectly participate in abortion); and
(3) Life Decisions International (to identify companies that indirectly support abortion causes through corporate funding programs). The Advisor retains the right to change the ministries whose information it reviews, at its discretion.


After eliminating the Excluded Securities, the Investment Manager will construct a portfolio of investments to produce the highest possible risk-adjusted return on investment as is consistent with the Fund's objectives and policies.

The Fund will invest primarily in a diversified portfolio of equity securities of companies whose market capitalizations exceed $200 million, and whose securities trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Since the Fund is an equity fund, the Investment Manager seeks investments that show the greatest potential for growth, with income as a secondary factor. Therefore, these companies may or may not pay dividends.

Potential equity investment candidates will be analyzed to determine their ability to repay all fixed debt obligations (including certain "off balance sheet debts" such as operating lease obligations and unfunded pension liabilities) from their historical level of net investment income within a reasonable time period, generally less than five years. Securities are typically sold when an appreciation objective is met. The Fund may invest up to 30% of its assets in cash or debt securities. Although the Investment Manager does not utilize a market timing strategy, if market conditions are viewed to require that the Fund take a temporary defensive position, the Fund may invest up to 100% of its assets in (i) debt securities issued by the U.S. Government, its agencies or instrumentalities, (ii) commercial paper, or
(iii) certificates of deposit and bankers' acceptances with respect to any of the foregoing investments. The Fund may also invest in such securities pending the investment of the proceeds of certain sales of portfolio securities and at such other times when suitable equity securities are not available. It is impossible to predict whether, or for how long, the Fund will use any of such temporary defensive strategies.

The Advisor will attempt to monitor and respond to changes in business policies within the companies selected for investment. It is possible that securities in which the Fund has invested may become Excluded Securities. In such event, the Fund will sell its position in those securities subject to general market considerations.

                          RISK FACTORS

Investment Restrictions of the Fund.   The ethical standards established for
investments by the Fund limit the pool of securities from which investment securities may be selected by the Investment Manager. Although the Advisor believes the Fund's investment objective of long-term capital growth can be achieved notwithstanding the effect of the Fund's ethical standards, this objective may be affected by the limitations imposed by the Advisor, in eliminating the Excluded Securities as potential investments.

Advisor and Investment Manager.   The principals of the managing general
partner of the Advisor have been engaged in various aspects of the retail brokerage and financial advisory business. The Investment Manager has advised individuals, pension funds, trusts and institutions. Awad & Associates, a division of Raymond James & Associates, Inc., currently manages approximately $575 million in these accounts. The Investment Manager currently serves as co-investment advisor to one other investment company: Heritage Small Cap Fund. The Advisor has served as investment advisor exclusively to the Fund since the Fund's commencement of operations (March 21, 1994) but has not previously served as investment advisor to any other investment company.

Portfolio Turnover.   It is anticipated that the annualized portfolio
turnover rate for the Fund generally will not exceed a range of 50% to 75%, and may be lower than 50%, during most periods. High portfolio turnover involves additional transaction costs (such as brokerage commissions) which are borne by the Fund, and might involve adverse tax effects. (See "Dividends, Distributions and Taxes").

Risks of Certain Fixed Income Securities

Interest Bearing Debt Instruments.   The market value of interest-bearing
debt securities, if and when held by the Fund, is affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of such a security. In addition, changes in an issuer's ability to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.

Money Market Securities.   The Fund will select money market securities for
investment when such securities offer a current market rate of return which the Fund considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of credit-worthiness set by the Fund. The money market securities in which the Fund may invest are repurchase agreements, certificates of deposit, U.S. Government securities, commercial paper and securities of money market mutual funds.

Although the Fund intends to invest primarily in common stocks, common stock equivalents, and ADRs, the Fund may invest up to 30% of its assets directly in money market securities whenever deemed appropriate to achieve the Fund's investment objectives. It may invest without limitation in such securities on a temporary basis for defensive purposes.

Securities issued or guaranteed as to principal and interest by the U.S. Government ("Government Securities") include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. The Fund will only acquire Government Securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of: the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Fund's direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than are those with longer maturities.

Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are generally limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation having a net worth of at least $100 million dollars ("Domestic Banks") and domestic branches of foreign banks (limited to institutions having total assets not less than $1 billion or its equivalent).

Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof payable on demand or having a maturity likewise limited.

Repurchase Agreements.   Under a repurchase agreement the Fund acquires a
debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Fund will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and report to the Market Reports Division of the Federal Reserve Bank of New York and, in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the United States. A repurchase agreement may also be viewed as the loan of money by the Fund to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Fund is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week). At no time will the Fund invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at least equal 102% of the dollar amount to be paid to the Fund under each agreement at its maturity, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Fund may be delayed or limited. The Fund also may not be able to substantiate its interests in the underlying securities. While management of the Fund acknowledges these risks, it is expected that such risks can be controlled through stringent security selection and careful monitoring procedures. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's net assets would be invested in such repurchase agreements and any other illiquid assets. For purposes of the diversification test for qualification as a regulated investment company under the Internal Revenue Code, Repurchase Agreements are not counted as cash, cash items or receivables, but rather as securities issued by the counter-party to the Repurchase Agreements.

Small-Cap Investments. The Fund may invest in small capitalization companies, which may offer greater opportunities for growth of capital than investments in larger, more established companies. However, investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

                    INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund as fundamental policies, to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information. Changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The investment restrictions specifically provide that the Fund will not:

       (a) as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

       (b) purchase more than 10% of the voting securities, or more than 10% of any class of securities, of another investment company. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class;

       (c) purchase or sell commodities or commodity futures contracts, other than those related to stock indexes as previously outlined in "Investment Objectives and Policies;"

       (d) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations;

       (e) make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objectives and policies; or (ii) by investment in repurchase agreements (see "Investment Objectives and Policies");

       (f) invest in securities of any company if, any officer or trustee of the Fund or the Advisor owns more than 0.5% of the outstanding securities of such company and such officers and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company;

       (g)  borrow money, except the Fund may borrow from banks
       (i) for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 % of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowing exceeds 5% of the value of the Fund's total assets, the Fund will not purchase securities. Interest paid on borrowing will reduce net income;

       (h) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 % of the value of its net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions; or

       (i) purchase the securities of any issuer, if, as a result, more than 10% of the value of a Fund's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there are no readily available market quotations, or in repurchase agreements maturing in more than seven days, if all such securities would constitute more than 10% of the Fund's net assets.

                 SHARES OF BENEFICIAL INTEREST

The beneficial interest of the Fund is divided into an unlimited number of shares ("Shares") with a par value of $0.001 each. Each Share has equal dividend, voting, liquidation and redemption rights. If a matter to be voted on does not affect the interests of all classes, then only the shareholders of the affected class shall be entitled to vote on the matter. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. Currently, there are two classes of shares issued by the Fund.

                     MANAGEMENT OF THE FUND

Board of Trustees
The members of the Fund's Board of Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Delaware in this regard. They establish policy for the operation of the Fund and appoint the officers who conduct the daily business of the Fund. The Statement of Additional Information contains more information regarding Officers and Trustees.

Investment Advisor
Timothy Partners, Ltd. (the "Advisor") is a Florida limited partnership organized on December 6, 1993. The Advisor supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Fund. The Advisor approves the portfolio of securities selected by the Investment Manager (See "Investment Manager" below). To determine which securities are Excluded Securities with respect to abortion and pornography, the Advisor consults with three Christian ministries on these issues: The American Family Association (pornography), Pro Vita Advisors (direct and indirect participation and involvement in abortion) and Life Decisions International (indirect participation in abortion through corporate funding programs). The Advisor retains the right to change the ministries whose information it reviews, at its discretion.

For its services, the Advisor is paid an annual fee equal to 0.85% of the Fund's average daily net assets. This fee is subject to certain voluntary reductions in fees paid by the Fund. A portion of the advisory fee is paid by the Advisor to: (i) the Investment Manager for assisting in the selection of portfolio securities for the Fund and (ii) Covenant Financial Management ("CFM") as reimbursement for certain expenses related to the daily operations of the Fund performed by CFM. In addition, this fee also covers the cost of postage, materials and handling of the fulfillment function of processing Prospectus requests as well as other sundry marketing and general administration expenses. The fee payable to and services provided by the Investment Manager are described under the heading "Investment Manager" below. The fee payable to and services provided by CFM are described at the end of this section. The Advisor's fee is higher than that charged by other funds, but is comparable to fees charged by funds with similar investment objectives. The Advisor has offices located at 1304 West Fairbanks Avenue, Winter Park, FL 32789.

Arthur D. Ally, the President, Chairman and Trustee of the Fund, is President and a 70% shareholder of Covenant Funds, Inc. ("Covenant"), located at 1304 West Fairbanks Avenue, Winter Park, FL 32789, which is the managing general partner of the Advisor. Mr. Ally is also an individual general partner of the Advisor. Neither the Advisor nor its managing general partners previously has served as an advisor to any other registered investment company but the Advisor has served as investment advisor exclusively to the Fund since the Fund's commencement of operations (March 21, 1994). Prior thereto, Mr. Ally had extensive securities industry experience having served as either financial consultant or branch manager for three securities firms over the previous seventeen years: Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be used by the Investment Manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any affiliated person to the Fund will receive any benefit from any of these transactions.

The Advisor and CFM have entered into an agreement dated February 23, 1994, as amended April 23, 1996, whereby the Advisor pays CFM for certain overhead expenses related to the daily operations of the Fund that CFM carries out. These expenses include: salary of administrative personnel, cost of preparation of shareholder fulfillment kits, cost of phone lines and office space, and cost of postage and supplies. The annual fee is an amount to cover CFM's costs in providing services to the Advisor, payable by the Advisor on a monthly basis. Both parties have agreed that no profits will accrue to CFM as a result of this agreement. Arthur D. Ally is President and 100% shareholder of CFM.

Investment Manager
Effective January 1, 1997 the Fund engaged a new investment manager Awad & Associates (the "Investment Manager"), a division of Raymond James & Associates, Inc., pursuant to a new sub-investment advisory agreement among the Fund, Timothy Partners, Ltd. and Awad & Associates, which was approved by the Board of Trustees at a meeting held on November 29, 1996 and by shareholders of record on November 14, 1996 at a Special Meeting of Shareholders held on January 31, 1997.

The Investment Manager has offices at 477 Madison Avenue, New York, New York 10022. The Investment Manager is a joint venture between James Awad, a twenty-six year veteran of the investment management business, and Raymond James Financial, a diversified financial services firm traded on the New York Stock Exchange. The Investment Manager has been retained by the Advisor pursuant to a sub-advisory agreement to assist in the selection and management of the Fund's investment securities and prepare the portfolio of securities of selected issuers with business practices that meet the objectives and policies of the Fund. The Advisor reviews the portfolio to insure compliance with the Fund's ethical standards.

The Investment Manager's investment policy committee, comprised of James Awad, Dan Veru and Carol Egan, is responsible for the day-to-day management of the Fund's portfolio. James Awad is the senior investment officer of the Investment Manager. Mr. Awad has been in the investment business since 1965, focusing on research and portfolio management. Prior to forming Awad & Associates, he was President of BMI Capital, a successful money management firm he founded. In addition, Mr. Awad managed assets at Neuberger & Berman, Channing Management and First Investment Corp. The Investment Manager managed approximately $575 million in assets at December 31, 1996 for clients on a separate account basis utilizing the same investment methodology that it will employ for the Fund.

The Investment Manager places portfolio transactions for the Fund. In this regard, the Investment Manager will be governed by the policies set forth under "Investment Objectives and Policies".

For its services, the Investment Manager is paid an annual fee by the Advisor equal to 0.42% of the average daily net assets of the Fund with respect to the first $10 million in assets; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

Awad & Associates currently serves as co-investment advisor to one other investment company: Heritage Small Cap Fund. At January 1, 1996, Awad & Associates managed $70 million in net assets of Heritage Small Cap Fund and received an advisory fee of 0.50% of its average daily net assets with respect to the first $50 million in assets and 37.5% thereafter.

Investment Manager's Historical Performance
Set forth below are certain performance data provided by the Investment Manager relating to the composite of separately managed equity accounts of clients of the Investment Manager. These accounts have substantially similar investment objectives and policies as the Fund's and they are managed using substantially similar investment strategies and techniques as those
contemplated by the Fund.   It is important to note that these returns do not
take into account the effects of the Fund's moral screening restrictions, which the Advisor estimates would eliminate about 2.85% of the Investment Manager's current core portfolio.

These performance figures include the results carried over from a previous firm, BMI Capital, for the period from 1/1/82 through 9/30/92. These results are shown net of management fees and commissions. The results presented from 10/1/92 forward represent only those accounts managed by Awad & Associates through Raymond James & Associates, and these results are shown net of an assumed management fee of 0.5% (50 basis points). These figures are a time-weighted average for the entire period, all of which would not be duplicated in any individual account and would not necessarily result in the same return for the investors. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The performance presented does not represent the historical performance of the Fund and is not indicative of the Fund's future performance.

        Composite Past Performance of           Past Performance of
Through Awad & Associates and BMI Capital              S&P 500

1996                     15.9%                            23.0%
1995                     46.2%                            37.6%
1994                     2.9%                              1.3%
1993                     10.8%                            10.1%
1992                     13.8%                             7.6%
1991                     39.8%                            30.5%
1990                     -13.2%                           -3.1%
1989                     9.7%                             31.7%
1988                     26.0%                            16.6%
1987                     -5.4%                             5.2%
1986                     17.6%                            18.4%

Annualized Returns through December 31, 1996

One Year                 15.9%                            23.0%
Three Years              20.3%                            19.7%
Five Years               17.1%                            15.2%
Ten Years                13.3%                            15.3%



Notes:
 1: The annualized return is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association For Investment Management Research, the Bank Administration Institute and the Investment Council Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalence, short term investments and securities valued at current market prices.

 2: The cumulative return means that one dollar invested in the composite account on January 1, 1982 had grown to $9.51 by December 31, 1996.

 3: The 15-year mean is the arithmetic average of the annual returns for the calendar years listed.

 4: The S&P Index is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Investment Manager for the purpose of the composite performance numbers set forth above.

 5: The Investment Manager's average annual management fee while at BMI Capital over the period 1/1/82 - 9/30/92 was 1% or 100 basis points. During this period, fees on the Investment Manager's individual accounts ranged from 0.5% to 1% (50 basis points to 100 basis points).

 6: The past performance returns reported in the preceding table for the period 10/1/92 -- 1/31/97 (following the establishment of Awad & Associates as a division of Raymond James & Associates) were based on a universe of "wrap fee" accounts managed for various broker/dealers which are coordinated through Raymond James & Associates. The total value of these accounts at 1/31/97 was approximately $150 million out of a total client base of $625 million. This universe was selected due to the commonality of structure and management fees among these clients as well as the similarity of investment strategies and objectives to those of the Fund. The average wrap fee is 2.5% annually (which includes all management fees and commissions of Raymond James & Associates). The performance figures reported are net of those wrap fees.

Underwriter
FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, was engaged pursuant to an agreement dated January 19, 1994, as amended February 23, 1996. The purpose of acting as underwriter is to facilitate the registration of shares of the Fund under state securities laws and to assist in the sale of shares. The fee for such services is borne by the Advisor.

Plan of Distribution
The Fund has adopted a plan pursuant to Rule 12b-1 (the "12b-1 Plan") under the Investment Company Act of 1940, as amended, whereby it may reimburse FPSB or others for expenses actually incurred by FPSB or others in the promotion and distribution of the Fund's Retail Class shares. These expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, the preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, including payments to securities dealers and others participating in the sale and servicing of Retail Class shares. The maximum amount which the Fund may pay to FPSB and others (and which FPSB may re-allow to securities dealers and others participating in the sale of shares) for such distribution expenses is 0.85% per annum of the Fund's average daily net assets, of which, up to 0.25% may be service fees to be paid to FPSB, dealers and others, for providing personal services and/or maintaining shareholder accounts, payable on a monthly basis. All expenses of distribution and marketing in excess of 0.85% per annum will be borne by the Advisor and any amounts paid for the above services will be paid pursuant to a servicing or other agreement. The 12b-1 Plan also covers any payments made by the Fund, the Advisor, the Investment Manager, FPSB, or other parties on behalf of the Fund, the Advisor, the Investment Manager, or FPSB, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1.

Administrator
FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia,
PA 19406-0903, is the Fund's administrator pursuant to an Administration Services Agreement (the "Agreement") with the Fund dated January 19, 1994, as amended February 23, 1996. Under the Agreement, FPS receives a fee at the annual rate of 0.15% of the first $50 million in average net assets of the Fund, 0.10% of the next $50 million in average net assets and 0.05% of average net assets over $100 million. There is a minimum fee of $50,000 per year for the initial series/class issued by the Fund and $12,000 per year for each additional series or class of shares.

The services FPS provides to the Fund include: considering and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements, and other documents; and responding to shareholder inquiries.

Custodian, Transfer Agent and Fund Accounting/Pricing Agent
The Bank of New York, 48 Wall Street, New York, New York 10286, is custodian for the securities and cash of the Fund.

FPS serves as the Fund's transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. Shareholder inquiries should be directed to the transfer agent at (800) 662-0201.

FPS also performs certain accounting and pricing services for the Fund. This includes the daily calculation of the Fund's net asset value.

Expenses
Except as indicated above, the Fund is responsible for the payment of its expenses, other than those borne by the Advisor. These expenses may include, but are not limited to: (a) management fees; (b) the charges and expenses of the Fund's legal counsel and independent accountants; (c) brokers' commissions, mark-ups and mark-downs and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies;
(e) the fees of any trade association of which the Fund is a member; (f) the cost of stock certificates, if any, representing shares of the Fund; (g) amortization and reimbursements of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the U.S. Securities and Exchange Commission, and the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (h) allocable communications expenses with respect to investor services and all expenses of shareholders and trustee meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (i) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (j) state filing fees; and (k) compensation for employees of the Fund.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund will declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments, and the Fund will distribute net realized capital gains, if any, once with respect to each year. Expenses of the Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying FPS in writing thirty days prior to record date.

Dividends paid by the Fund with respect to its Institutional Class and Retail Class shares are calculated in the same manner and at the same time. Both Institutional Class and Retail Class shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of Retail Class shares will differ from the per share dividends of Institutional Class shares as a result of additional distribution expenses charged to Retail Class shares.

As the sole series of The Timothy Plan, the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets.

The Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify, in part, for the 70% corporate dividends received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporate investor claiming the deduction. The portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing the Fund's shares will not be included in the federal tax basis of any of such shares sold or exchanged within ninety
(90) days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Each year, the Fund will mail you information on the tax status of the Fund's dividends and distributions. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

                DETERMINATION OF NET ASSET VALUE

The net asset value per Fund share is determined by the Fund as of the close of regular trading on each day that the New York Stock Exchange (NYSE) is open for unrestricted trading from Monday through Friday and on which there is a purchase or redemption of the Fund's share. The net asset value is determined by the Fund by dividing the value of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Fund, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.

Fund securities listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

Money market securities with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60 day period that this amortized cost value does not represent fair market value.

Net asset value is calculated separately for each class of the Fund based on expenses applicable to the particular class. Although the methodology and procedures for determining net asset value are identical for the Fund's classes, the net asset value of the classes may differ because of the different fees and expenses charged to each class.

                     HOW TO PURCHASE SHARES

Shares of the Fund may be purchased directly from the Fund at the net asset value per share, plus the applicable sales load, next determined after receipt of the order in proper form by the transfer agent. There is a sales load in connection with the purchase of shares which is reduced on purchases involving large amounts and which may be eliminated in certain circumstances described under "Reduced Sales Charges". The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund will not accept a check endorsed over by a third-party. The minimum initial investment is $1,000, with no minimum subsequent investment. The Fund reserves the right to vary the initial investment minimum and minimums for additional investments at any time. There is no minimum investment requirement for qualified retirement plans.

At the discretion of the Fund, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objectives and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (l) such securities are, at the time of the exchange, eligible to be included in the Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise and
(3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

Purchases may be made in one of the following ways:

Purchases by Mail
Shares may be purchased initially by completing the Investment Application on pages 22 and 23 of this Prospectus and mailing it to the transfer agent, together with a check payable to The Timothy Plan, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. All checks for purchase of shares must be drawn on U.S. banks and payable in U.S. dollars.

Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to The Timothy Plan, c/o United Missouri Bank KC, NA, P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement along with the amount of the investment and the name of the account for which the investment is to be made and the account number. Please note: A $20 fee will be charged to your account for any payment check returned to the custodian.

Purchases through Broker/Dealers
The Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of purchase.

Wire orders for shares of the Fund received by FPS prior to 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

Applicable Sales Charges
Shares of the Fund are offered at the public offering price which is the net asset value per share, plus any applicable sales charge. The sales charge is a variable percentage of the offering price depending upon the amount of the sale. No sales charge will be assessed on the reinvestment of distributions. The sales charge will be assessed as follows:

                       Total Sales Charge

                         As a % of   As a % of Dealer Concession
                         Offering         net amount      as a percentage of
Amount of Your Investment    Price          Invested     Offering Price
$1,000 but under $10,000. .  1.75%         1.78%            1.50%
$10,000 but under $25,000 .  1.50%         1.52%            1.25%
$25,000 but under $50,000 .  1.25%         1.27%            1.00%
$50,000 but under $100,000.  1.00%         1.01%            0.75%
$100,000 or over . . . .     0.00%         0.00%            0.00%


Shares purchased through the Fund may be purchased at the net asset value per share next determined after receipt of the order without a sales charge by 403(b)(7) participants. At the discretion of the Fund, investors may be permitted to purchase Fund shares without a sales charge by transferring securities to the Fund that meet the Fund's investment objectives and policies.

The distributor will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any. The foregoing schedule of sales charges applies to single purchases and to purchases made under a Letter of Intent and pursuant to the Rights of Accumulation, both of which are described below.

Reduced Sales Charges
The sales charge for purchases of shares of the Fund may be reduced through Rights of Accumulation or Letter of Intent. To qualify for a reduced sales charge, an investor must so notify his or her distributor at the time of each purchase of shares which qualifies for the reduction.

Rights of Accumulation
A shareholder may qualify for a reduced sales charge by aggregating the net asset values of shares requiring the payment of an initial sales charge, previously purchased and currently owned with the dollar amount of shares to be purchased.

Letter of Intent
An investor may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13 month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, the transfer agent will hold shares representing 1.75% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13 month period, an investor's escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time.

Purchases by Wire
To order shares for purchase by wiring federal funds, the transfer agent must first be notified by calling (800) 662-0201 to request an account number and furnish the Fund with your tax identification number. Following notification to the transfer agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                   UNITED MISSOURI BANK KC NA
                       ABA #10-10-00695
                    FOR: FPS SERVICES, INC.
                       A/C 98-7037-071-9
             FBO "THE TIMOTHY PLAN - RETAIL CLASS"
       ACCOUNT OF (exact name(s) of account registration)
             SHAREHOLDER ACCOUNT #

A completed application with signature(s) of registrant(s) must be filed with the transfer agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee. Shareholders may be subject to 31% withholding if original application is not received.

Automatic Investment Plan
Shares of the Fund may be purchased through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. The minimum investment pursuant to this Plan is $100 per month. If you desire to take advantage of this Plan simply complete and remit the Automatic Investment Plan Application on pages 24 and
25. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. The Fund may alter, modify or terminate this Plan at any time. For information about participating in the Automatic Investment Plan, call FPS Services, Inc. at (800) 662-0201.

                      HOW TO REDEEM SHARES

Shareholders may redeem their shares of the Fund without charge on any business day that the NYSE is open (see "Determination of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. Payment may also be made by wire directly to any bank previously designated by the shareholder in a shareholder account application. There is a $9.00 charge for redemptions by wire. Please note that the shareholder's bank also may impose a fee for wire service. The Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder. To avoid delays of this kind, you may wish to purchase by wire if you are planning on redeeming your shares in the near future.

Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined.

Retail Class shares of the Fund may be redeemed through certain brokers, financial institutions or service organizations, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were directly redeemed from the Fund.

The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board of Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.

Pursuant to the Fund's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Fund has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Determination of Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Shares may be redeemed in one of the following ways:

Redemption by Mail
Shares may be redeemed by submitting a written request for redemption to the transfer agent at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

A written redemption request to the transfer agent must: (i) identify the shareholder's account number, (ii) state the number of shares or dollars to be redeemed and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for amounts above $25,000, or redemption requests for which proceeds are to be mailed somewhere other than the address of record, must be accompanied by signature guarantees. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the transfer agent at (800) 662-0201.

Redemption by Telephone
Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the transfer agent by telephone. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the transfer agent at the address listed above.

Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her banking institution, bank account number and the name in which his or her bank account is registered. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

Systematic Cash Withdrawal Plan
The Fund offers a Systematic Cash Withdrawal Plan as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $100 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Investment Application enclosed within this Prospectus, indicating the amount of the distribution and the desired frequency.

Redemption by Automated Clearing House ("ACH")
A shareholder may elect to have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to a bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees charged by the Fund associated with the use of the ACH service.

ACH redemption requests must be received by the Fund's transfer agent before 4:00 p.m. New York time to receive that day's closing net asset value. ACH redemptions will be sent on the day following the shareholder's request. The funds from the ACH redemption will normally be available two days after the redemption has been processed.

Additional Information
The Fund also reserves the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund.) The Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000.

If the Trustees determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment in cash, the Fund may pay the redemption price in whole or in part by distribution in kind of readily marketable securities, from the Fund, within certain limits prescribed by the U.S. Securities and Exchange Commission. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in converting the assets into cash.

                        RETIREMENT PLANS

The Fund offers its shares for use in certain Tax Deferred (such as IRA, defined contribution, 401(k) and 403(b)(7) plans) Retirement Plans. The Fund sponsors IRA and 403(b)(7) plans. Information on these Plans is available from FPS or by reviewing the Statement of Additional Information.

                          PERFORMANCE

Total return data may from time to time be included in advertisements about the Fund. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. Any fees charged by banks or their institutional investors directly to their customer accounts in connections with investments in the Retail Class shares of the Fund will not be included in the Fund's calculations of total returns.


The Fund may compare its investment performance with appropriate market indices such as the S&P Index and to appropriate mutual fund indices; and the Fund may advertise its ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

All data will be based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the investments in the Fund, and the Fund's operating expenses. Investment performance also often reflects the risk associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund to other mutual funds and other investment vehicles.

The performance of the Institutional Class shares will normally be higher than the Retail Class shares because of the sales charge (when applicable) and additional distribution expenses charged to the Retail Class shares. Shareholders may obtain current performance information about the Fund by calling (800) TIM-PLAN.

Further information about the performance of the Fund is included in the Fund's Annual Report, dated December 31, 1995, which may be obtained without charge by contacting the Fund at (800) TIM-PLAN.
Timothy Plan

Retail Class
Application

1.  Initial Investment ($1,000 minimum)
Form of Payment
Check for   $__________________   enclosed (make payable to
"The Timothy Plan")
By Wire*1 An initial purchase of   $_________   was wired on
         by
Date
   _________________________________________________ to account #
   ______________________________
   Name of your Bank or Broker                  Number assigned by F/P/S
2. Registration (Please Print) No certificate will be issued unless requested in writing.
Individual Must complete items 1, 3, 4 and 8
(you may choose options 5, 6 or 7).

First Name     Middle Name      Last Name           Social Security Number
Joint Owner First Name*2  Middle Name    Last Name   Social Security Number
   Citizen of:       United States            Other (Please Indicate)
_____________________________________

    Gift to Minors Must complete items 1, 3, 4 and 8
    (you may choose options 5, 6, or 7).
   Custodian (Name one only)  As Custodian For (Name one only)


    Under the ____________________________ Uniform Gift to Minors Act

  State                    Security Number

    Corporations, Partnerships, Trusts and Others Must complete items 1, 3, 4, 9 and 10 (you may choose options 5, 6, or 7).

  Name of Corporation, Partnership, Trust or Other
  Tax ID #            Name of Trustee(s)  Date of Trust

3.  Mailing Address of Record and Telephone Number(s)

    Street Address and Apartment Number

    City      State     Zip Code                 Zip Extend (Area Code)


    Daytime Telephone Number
(Area Code) Evening Telephone Number

4. Distribution Options (Please indicate one) See page 11 of the Prospectus for more detail.
Income Dividends    (check one box/line only)       reinvested
paid in cash
Capital Gains Distributions   (check one box/line only)
reinvested     paid in cash

     *1 Before making an initial investment by wire, you must be assigned an account number by calling (800) 662-0201. Then have your local bank wire your funds to: United
         Missouri Bank, N.A., ABA # 10-10-00695 for credit to FPS
         AC # 98-7037-071-9
         (The Timothy Plan). Be sure to include your name and account number on the wire.
     *2  (Joint ownership with rights of survivorship unless otherwise noted).
     5.    Systematic Withdrawal Plan ($10,000 minimum necessary)
     See page 17 of the Prospectus for more detail.

    A check in the amount of $______________________ (minimum $100.00)
    will be sent to you at your address of record unless otherwise noted.
Please select desired frequency:    Monthly   Quarterly, in the months of
Semi-Annual or Annual, in the month(s) of ____, __________, or __________.

    To send cash distributions via the Automated Clearing House System ("ACH"), please contact the Fund at (800) TIM-PLAN to obtain the proper form(s).

6.  Telephone Privileges  See page 17 of the Prospectus for more detail.

      Redeem Shares by Telephone
    I (we) authorize FPS Services, Inc. to honor telephone instructions for my (our) account which I (we) understand the proceeds of which will be mailed only to the address of record or wired to the bank specified below. Neither the FPS Services, Inc. will be liable for properly acting upon telephone instructions believed to be genuine. Please attach a voided check on your account if the bank option is chosen.

  Name of Bank                                      City           State

  Bank Routing Number      Account Number   Checking            Savings

7. Automatic Investment Plan (For this option - please complete and send in form on pages 21 and 22 of the Prospectus).

8. Signature and Certification (This Section must be completed by Individual, Joint and Custodial accounts).

    The following is required by Federal tax law to avoid 31% backup withholding; "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct (or I am waiting for a number to be issued to me), and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." If you have been notified by the IRS that you are subject to backup withholding, check box [ ].
    Receipt of current prospectus is hereby acknowledged.

    Signature   Owner     Custodian           Trustee                 Date

    Signature of Joint Owner (if applicable)
                Date

9.  Resolutions  (This Section must be completed by Corporations,
Partnerships, Trusts and Other Organizations).

    RESOLVED: That this corporation or organization become a shareholder of the Timothy Plan (the "Fund) and that _________________
    _______________ is (are) authorized to complete and execute the Application on behalf of the corporation or organization and take any action for it as may be necessary or appropriate with respect to its shareholders account(s) with the Fund, and it is

    FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint
    FPS Services, Inc. as redemption agent of the corporation for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares or to otherwise implement the privileges elected on the application.

10. Certificate  (This Section must be completed by Corporations,
Partnerships, Trusts and Other Organizations).

    I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the:

    ___________________________________________________
incorporated or formed under the laws of _______________
                                 (Name of Corporation)(State)
    and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ________________ at which a quorum was preset and acting throughout, and that the same are now in full force and effect.

    I further certify that the following is (are) the duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.
    NAME                                        TITLE
    ____________________________    __________________________

    ____________________________    ___________________________


    Witness my hand and the seal of the corporation or organization this ___________ day of _______________________, 19 ______.



    ________________________
 ____________________  *Secretary-Clerk
    Other Authorized Officer (if required)
    * If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


    Automatic Investment Plan Application


                        How does it work?

1. FPS Services, Inc., through our bank, United Missouri Bank KC NA, draws an automatic clearing house (ACH) debit electronically against your personal checking account each month, according to your instructions.

2. Choose any amount ($100 or more) that you would like to invest regularly and your debit for this amount will be processed by FPS Services, Inc. as if you had written a check yourself.

3.     Shares will be purchased and a confirmation sent to you.

                      How do I set it up?

1. Complete the forms and the Fund Application Form if you do not already have an existing account.

2. Mark one of your personal checks or deposit slips VOID, attach it to the forms below and mail to FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903

3. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capabilities. We cannot guarantee acceptance by your bank.

4.     Please allow one month for processing of your
Automatic Investment Plan before the first debit occurs.
--------------------------------------------------------------
Automatic Investment Plan Application

TO:    FPS Services, Inc.
       P.O. Box 61503
       King of Prussia, PA 19406-0903

Please start an Automatic Investment Plan for me and invest
                                                    ($100 or more)

on the [ ] 10th    [ ] 15th    [ ] 20th of each month, in shares of
THE TIMOTHY PLAN - RETAIL CLASS.

Check one:
[ ]  I am in the process of establishing an account. or
[ ]  My account number is:
     Name as account is registered

Street

City                          State                    Zip + ext.

I understand that my ACH debit will be dated on the day of each month as indicated above or as specified by written request. I agree that if such debit is not honored upon presentation, FPS Services, Inc.
may discontinue this service and any share purchase made upon deposit of such debit may be canceled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is canceled than when the purchase was made, FPS Services, Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30-days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received not later than 5 business days prior to the above designed investment date.

       Signature(s):


       Automatic Investment Plan Application


                  Bank Request and Authorization

TO:

 Name of Your Bank                             Bank Checking Account

Number




   Address of Bank or Branch Where Account is Maintained



As a convenience to me, please honor ACH debits on my account drawn by FPS Services, Inc., United Missouri Bank KC NA and payable to "THE TIMOTHY PLAN".

I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it, and until you actually receive such notice, I agree that you shall be fully protected in honoring such debit.

I further agree that if any debit is dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

DEPOSITOR'S

              Signature of Bank Depositor(s) as shown on bank records.

NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for you to use this service.

                   Indemnification Agreement

TO:  The bank named above

So that you may comply with your Depositor's request and authorization, THE TIMOTHY PLAN agrees as follows:

1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment by you of a debit drawn by FPS Services, Inc. to the order of THE TIMOTHY PLAN designated on the account of your depositor(s) executing the authorization including any costs or expenses reasonably incurred in connection with such loss.
     THE TIMOTHY PLAN will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

2. To refund to you any amount erroneously paid by you to FPS Services, Inc. on any such debit if claim for the amount of such erroneous payment is made by you within 3 months of the date of such debit on which erroneous payment was made.

Timothy Plan

Retail Class
Request for Transfer

     1.  Investor Information
     First Name
                 Middle Initial              Last Name

      Street Address
          City                      State     Zip Code           Zip Extend

Social Security Number             Date of Birth              (Area Code)
Residence Telephone Number            (Area Code)              Business
Telephone Number


2.  Previous Investment Firm

    Name of Previous Firm

    Address

    Investor's Name    Account Number

    Type of Account:    Individual       Joint     UGMA      Trust
    Type of Assets:   Mutual Fund   Money Market   CD(Immediately/At Maturity)
                           Securities

3.  Amount To Be Transferred To The Timothy Plan
      Liquidate all assets from the above account and transfer the proceeds. Liquidate $_________________________ from the above account and transfer the proceeds.

4.  Transfer Instructions
    Make check payable to:  The Timothy Plan
    Mail to:    Post Office Box 874, Conshohocken, PA 19428-0874.

5.  Investor's Authorization

Signature of Participant    Date               Signature Guarantee

                         INVESTMENT ADVISOR
                          Timothy Partners, Ltd.
                        1304 West Fairbanks Avenue
                          Winter Park, FL  32789

                            INVESTMENT MANAGER
                            Awad & Associates
                            477 Madison Avenue
                           New York, NY  10022

                               UNDERWRITER
                        FPS Broker Services, Inc.
                            3200 Horizon Drive
                      King of Prussia, PA 19406-0903

                           SHAREHOLDER SERVICES
                            FPS Services, Inc.
                            3200 Horizon Drive
                      King of Prussia, PA 19406-0903

                                CUSTODIAN
                           The Bank of New York
                              48 Wall Street
                           New York, NY  10286

                              LEGAL COUNSEL
                  Stradley, Ronon, Stevens & Young, LLP
                         2600 One Commerce Square
                       Philadelphia, PA  19103-7098

                                 AUDITORS
                           Tait, Weller & Baker
                             Two Penn Center
                                Suite 700
                       Philadelphia, PA  19102-1707



     For Additional Information About The Timothy Plan, Please Call:
                              (800) TIM-PLAN